UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 14, 2022 (June 8, 2022)

HERITAGE GLOBAL INC.

(Exact name of registrant as specified in its charter)

Florida	001-39471	59-2291344
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12625 High Bluff Drive, Suite 305, San Diego, California	92130
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 847-0656

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (l7 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	HGBL	Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 8, 2022, Heritage Global Inc. (the “Company”) held its 2022 Annual Meeting of Shareholders (the “Annual Meeting”), at which the shareholders of the Company approved the 2022 Heritage Global Inc. Equity Incentive Plan (the “Equity Incentive Plan”), which, among other things, replaced the Heritage Global Inc. 2016 Stock Option Plan and authorized the issuance of an aggregate of 3,500,000 shares of the Company’s common stock, par value $0.01 per share for all awards granted after the Annual Meeting.

For a description of the terms and conditions of the Equity Incentive Plan, see “Proposal Number 3: Approval of the 2022 Heritage Global Inc. Equity Incentive Plan” in the Company’s definitive proxy statement on Schedule 14A (the “Proxy Statement”), filed with the Securities and Exchange Commission on April 15, 2022, which description is incorporated herein by reference. Such description is qualified in its entirety by reference to the full text of the Equity Incentive Plan attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

As of April 13, 2022, the record date for the Annual Meeting, a total of 36,677,837 shares of the Company’s common stock and 565 shares of Series N Preferred Stock were outstanding and entitled to vote on all matters presented to the Company’s shareholders at the Annual Meeting. At the Annual Meeting, the Company’s shareholders considered the following proposals:

1.
To elect Ross Dove, Kelly Sharpe and Samuel L. Shimer as Class I directors;
2.
To ratify the appointment of Baker Tilly US, LLP as the Company's independent auditor for the fiscal year ending December 31, 2022; and
3.
To approve the 2022 Heritage Global Inc. Equity Incentive Plan (the “Equity Incentive Plan”).

Ross Dove, Kelly Sharpe and Samuel L. Shimer were elected to serve as Class I directors. The results of the election were as follows:

	For	Against	Abstain	Broker Non- Votes
Ross Dove	19,671,416	0	251,822	6,744,649
Kelly Sharpe	19,137,681	0	785,557	6,744,649
Samuel L. Shimer	18,934,736	0	988,502	6,744,649

Baker Tilly US, LLP was ratified as the Company’s independent auditor for the fiscal year ending December 31, 2022. The results of the vote were as follows:

For	Against	Abstentions	Broker Non-Votes
26,647,168	13,608	7,111	0

The Equity Incentive Plan was approved by the shareholders. The results of the vote were as follows:

For	Against	Abstentions	Broker Non-Votes
19,025,245	316,899	581,094	6,744,649

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1

2022 Heritage Global Inc. Equity Incentive Plan (incorporated by reference to Appendix A to the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 15, 2022)

104	Cover Page Interactive Data File (formatted in Inline eXtensible Business Reporting Language)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERITAGE GLOBAL INC.

Date: June 14, 2022	By:	/s/ Ross Dove
Ross Dove
Chief Executive Officer